UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2017

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Quotient Technology Inc.

(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-36331 (Commission File Number)	77-0485123 (I.R.S. Employer Identification No.)
400 Logue Avenue Mountain View, California 94043 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number including area code: (650) 605-4600 Not Applicable (Former name or address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ⊠

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⊠

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 22, 2017, pursuant to that certain Purchase Agreement, dated as of November 14, 2017, by and between Quotient Technology Inc. (the “Company”) and Morgan Stanley & Co. LLC, as representative of the several initial purchasers named therein (the “Initial Purchasers”), the Initial Purchasers notified the Company of the exercise of their 13-day option to purchase an additional $25.0 million of the Company’s 1.75% Convertible Senior Notes due 2022 (the “Additional Notes”).  On November 27, 2017, the Company issued the Additional Notes to the Initial Purchasers pursuant to an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act of 1933, as amended.  The net proceeds from the sale of the Additional Notes were approximately $24.3 million, after deducting the Initial Purchasers’ discount and the estimated offering expenses payable by the Company.

The Company had previously issued $175.0 million aggregate principal amount of 1.75% Convertible Senior Notes due 2022 on November 17, 2017 (together with the Additional Notes, the “Notes”).  The Notes were issued pursuant to that certain Indenture (the “Indenture”), dated as of November 17, 2017, between the Company and U.S. Bank National Association, as trustee.  The terms of the Indenture and the Notes are summarized in Item 1.01 the Company’s Current Report on Form 8-K filed by the Company on November 17, 2017, which terms are incorporated into this Item 3.02 of this Current Report on Form 8-K by reference thereto.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth in Item 2.03 above is incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

4.1

Indenture, dated November 17, 2017, between Quotient Technology Inc. and U.S. Bank National Association, as trustee (filed as Exhibit 4.1 to Quotient Technology Inc.’s Current Report on Form 8-K, filed November 17, 2017 and incorporated by reference herein).

4.2	Form of 1.75% Convertible Senior Note due 2022 (filed as Exhibit 4.2 to Quotient Technology Inc.’s Current Report on Form 8-K filed November 17, 2017, and incorporated by reference herein)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOTIENT TECHNOLOGY INC.

/s/ Connie Chen
By:	Connie Chen
Title:	General Counsel, Compliance Officer &
Secretary

Dated: November 28, 2017